UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 16, 2012

Huntsman Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-32427	42-1648585
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

500 Huntsman Way
Salt Lake City, Utah	84108
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(801) 584-5700

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On February 16, 2012, we issued a press release announcing our results for the three months and year ended December 31, 2011.  The press release is furnished herewith as Exhibit 99.1.

We will hold a telephone conference to discuss our 2011 fourth quarter and full year results on Thursday, February 16, 2012 at 10 a.m. Eastern Time.

Call-in number for U.S. participants:	(888) 713 - 4213
International participants:	(617) 213 - 4865
Access code:	46407990

The conference call will be available via webcast and can be accessed from the investor relations page of our website at http://www.huntsman.com.

The conference call will be available for replay beginning February 16, 2012 and ending February 23, 2012.

Call-in numbers for the replay:

Within the U.S.:	(888) 286 - 8010
International:	(617) 801 - 6888
Access code for replay:	36963242

Information with respect to the conference call, together with a copy of the press release furnished herewith as Exhibit 99.1, is available on the investor relations page of our website at http://www.huntsman.com.

Item 9.01. Financial Statements and Exhibits.

(d)     Exhibits.

Number	Description of Exhibits

99.1	Press Release dated February 16, 2012 regarding 2011 fourth quarter and full year earnings

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTSMAN CORPORATION

/s/ KURT D. OGDEN
Vice President, Investor Relations

Dated: February 16, 2012

EXHIBIT INDEX

Number	Description of Exhibits

99.1	Press Release dated February 16, 2012 regarding 2011 fourth quarter and full year earnings